Exhibit 10.2

                                 PROMISSORY NOTE


$200,000                                                     Dated: May 16, 2006

     1. Principal. FOR VALUE RECEIVED, Millenium Holding Group, Inc., a Nevada corporation ("MAKER"), promises to pay to the order of Sarmad Jabro, Trustee of the Sarmad Jabro Trust of 1/30/1997, ("HOLDER"), of 6073 Northcreek Court, West Bloomfield, MI 48322 or at such other place as Holder may from time to time designate in writing, the principal sum of $200,000 (the "OBLIGATION"), which represents the principal amount to be advanced by Holder to Maker.

     2. Interest. Shall be 50,000 shares of common shares, restricted pursuant to Rule 144, of the Maker received within 3 days of receipt of the obligation from the Holder.

     3. "MATURITY DATE" shall mean the earliest date, which is either the closing of a certain Real Estate Investment (Exhibit A) or 30 days from the date hereof.

     4. Prepayment. Maker shall be entitled to prepay this Note prior to the Maturity Date without premium or penalty.

     5. Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder

          (a) Failure of Maker to pay the principal and interest upon the Maturity Date;

          (b) Failure of Maker to pay any amount or perform any other obligation under the Agreement;

          (c) Maker shall admit in writing its inability to, or be generally unable to, pay its undisputed debts as such undisputed debts become due;

          (d) Maker shall: (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts; (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against him in an involuntary case under the United States Bankruptcy Code; or (vi)take any action for the purpose of effecting any of the foregoing;

          (e) A proceeding or case shall be commenced, without the application or consent of Maker, in any court of competent jurisdiction, seeking: (i) its financial reorganization, liquidation or arrangement, or the composition or readjustment of its debts; (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Maker or of all or any substantial part of its property; or (iii) similar relief in respect of Maker under any law relating to bankruptcy, insolvency, reorganization or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 30 or more days; or an order for relief against Maker shall be entered in an involuntary case under the United States Bankruptcy Code; or

     6. Remedies; Late Payment Penalty. Upon the occurrence of an Event of Default and without demand or notice, Holder may declare the principal amount then outstanding of, and the accrued interest on, the Obligation of Maker to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Maker and Maker may exercise all rights and remedies available to it under the Agreement or any succeeding agreement).

     7. Waiver. Maker hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

     8. Severability. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     9. Interest Rate Limitation. Holder and Maker stipulate and agree that none of the terms and provisions contained herein or in the Agreement shall ever be construed to create a contract for use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Nevada. In such event, if any Holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Nevada, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to Maker.

     10. Number and Gender. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

     11. Headings. Headings at the beginning of each numbered paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

     12. Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. Any action to enforce this Note shall be brought in state or federal courts located in Las Vegas, Nevada.

     13. Miscellaneous.

          (a) All notices and other communications provided for hereunder shall be in writing and shall be delivered by United States mail, certified or registered, return receipt requested to the respective party at the address provided in the Agreement or otherwise provided for such purpose.

          (b) No failure or delay on the part of Holder or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between Maker and Holder shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies, which Holder would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.

          (c) Maker and any Guarantors of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind.

          (d) Maker may not assign its rights or obligations hereunder without prior written consent of Holder. Subject to compliance with applicable federal and state securities laws, Holder may (i) assign all or any portion of this Note without the prior consent of Maker or (ii) sell or agree to sell to one or more other persons a participation in all or any part of the Note without the prior consent of Maker. Upon surrender of the Note, Maker shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount or other amount issued to Holder and/or to Holder's designated transferee or transferees. Holder may furnish any information in the possession of Holder concerning Maker, or any of its respective subsidiaries, from time to time to assignees and participants (including Prospective assignees and participants).

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the day and year and at the place first above written.

MAKER:

Millenium Holding Group, Inc., a Nevada corporation


BY:  Richard Ham
ITS: President and CEO


This Note is personally guaranteed


BY:
   -----------------------------------------------------
Richard L. Ham


BY:
   -----------------------------------------------------
   Carla Ham

                                WARRANT AGREEMENT

THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

                                WARRANT AGREEMENT

                         MILLENIUM HOLDING GROUP, INC.,
                      A NEVADA CORPORATION (THE "COMPANY")

     THIS IS TO CERTIFY that, for value received, Sarmad Jabro, Trustee of the Sarmad Jabro Trust of 1/30/1997 (the "Holder") are entitled, subject to the terms and conditions set forth herein, to purchase, 300,000 shares of common stock of the Company (the "Warrant Shares") upon exercise at a purchase price of eighteen cents ($0.18) per share (the "Warrant Price").

     1. TERM. Subject to the terms of this Agreement, the Holder shall have the right, at any time during the period commencing at 9:00 a.m., Pacific Time, on May 11, 2006 and ending at 5:00 p.m., Pacific Time, on May 10, 2008 (the "Termination Date") upon payment to the Company of the Warrant Price.

     Notwithstanding anything to the contrary contained in this Warrant or otherwise, the Holder shall not be required, although it shall have the right, to exercise this Warrant.

     2. MANNER OF EXERCISE. Payment of the aggregate Warrant Price shall be made cash, bank or cashiers check or wire transfer. Upon the payment of all or a portion of the Warrant Price and delivery of the Election to Purchase, a form of which is attached hereto, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder, and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon each exercise of the Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrant (or if less than the entire Warrant is exercised, upon the delivery of the new Warrant described below) and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrant shall be exercisable, at the election of each Holder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrant is exercised in respect of less than all of

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
the Warrant Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrant shall be issued by the Company to such Holder.

     3. NO STOCKHOLDER RIGHTS. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

     4. EXCHANGE. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of securities as shall be designated by the Holder at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

     5. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

     6. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

     7. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by facsimile transmission. Notice shall be deemed to have been received on the date of personal delivery or facsimile transmission, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of the Company is set forth in the Subscription Agreement and the Company shall give written notice of any change of address to

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
the Warrantholder. The address of the Warrantholder is as set forth below and the Warrantholder shall give written notice of any change of address to the Company.

     8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of the Clark County Superior Court or the United States District Court in Las Vegas Nevada.

     9. GOVERNING LAW. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the state of Nevada applicable to contracts made and to be performed entirely therein, without giving effect to the rules and conflicts of law.

     10. CONFORMITY WITH LAW. It is the intention of the Company and of the Warrantholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Warrant, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Warrant, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Warrant or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Warrant.

     11. NOTICE OF RIGHT TO COUNSEL. Each of the parties has had the opportunity to, and has had, this Agreement reviewed by their respective attorney. Each of the parties affirms to the other that they have apprized themselves of all relevant information giving rise to this Agreement and has consulted and discussed with their independent advisors the provisions of this Agreement and fully understands the legal consequences of each provision. Each party further affirms to the other that they have not, and do not, rely upon any representation of advice from the other or from the other parties' counsel.

     12. SUCCESSORS. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns. Holder may assign the Warrant at its discretion.

     13. PIGGYBACK REGISTRATION RIGHTS. If the Company at any time proposes to register any of its securities under the Act, including under an SB-2 Registration Statement or otherwise, the Company will use its best efforts to cause all of the shares of common stock underlying the Warrants owned by Holder to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the Holder; provided, however, that the Company may, as a condition precedent to its effecting such registration, require the Holder to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that the Holder will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement. All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accounts, or counsel for the Company and or counsel for the Holder and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company. Notwithstanding the foregoing, Holder shall pay all underwriting discounts or commissions with respect to any securities sold by the Holder.

     (a) Indemnification.

                (i) In the event of any  registration  of any of its  securities under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the Holder (which phrase shall include any underwriters of such securities), their respective directors and officers, and each other person who participates, in the offering of such securities and each other person, if any, who controls the Holder, or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each the Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein an material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each the Holder and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by the Holder or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or such directors, officer or participating or controlling person, and shall survive the transfer of such securities by the Holder.

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
                (ii) The Holder shall by acceptance thereof, indemnify and hold harmless the Company and its directors and officers, and each person, if any who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any director or officer or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such holder specifically stating that it is for use therein; and will reimburse the Company or such director, officer or person for any legal or any other expense reasonably incurred in connection with investigation or defending any such loss, claim, damage, liability or action.

     (b) Rule 144. If the Company shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts timely to file all reports required to be filed from time to time with the SEC (including but not limited to the reports under
Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Act). If there is a public market for any securities of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of Holder, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to Holder, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable Holder to complete any Form 144 required to be filed with the SEC pursuant to said Rule 144.

                            [SIGNATURE PAGE FOLLOWS]

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
     IN WITNESS WHEREOF, the Company has signed and sealed this Warrant as of May 11, 2006

                              COMPANY:

                              Millenium Holding Group, Inc.
                              a Nevada corporation



                              BY:  Richard Ham
                              ITS: President and CEO

                              WARRANTHOLDER:

                              Sarmad Jabro Trust of 1/30/1997


                              BY: Sarmad Jabro, Trustee
                                  6073 Northcreek Court
                                  West Bloomfield, MI 48322

                          FORM OF ELECTION TO PURCHASE

     The undersigned, a Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the attached Warrant Agreement for, and to purchase shares of Common Stock of Millenium Holding Group, Inc., a Nevada corporation and herewith makes payment of $________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to ___________________________, whose address is
____________________________________________________________.



Dated:________________                 Signature


                                      ------------------------------------------
                                       (Signature  must  conform in all respects
                                       to  name  of  Holder   of  such   partial
                                       interest as specified on the face of the Warrant Certificate)


                                      ------------------------------------------
                                       (Insert Social Security or Other
                                       Identifying Number of Holder)

                                       7